Inventories, Net (Table Text Block)	12 Months Ended
Mar. 31, 2013
Inventory Disclosure [Abstract]
Inventories, net
Inventories, net
Inventories, net were as follows:
	March 31,
	2013	2012
	(In thousands)
Truck and trailer parts and accessories (a)	$51,247	$52,973
Hitches and towing components (b)	14,574	13,877
Moving supplies and propane (b)	6,979	7,156
Subtotal	72,800	74,006
Less: LIFO reserves	(14,693)	(14,541)
Less: excess and obsolete reserves	(1,711)	(730)
Total	$56,396	$58,735

(a) Primarily held for internal usage, including equipment manufacturing and repair
(b) Primarily held for retail sales

Inventories consist primarily of truck and trailer parts and accessories used to manufacture and repair rental equipment as well as products and accessories available for retail sale. Inventory is held at our owned locations; our independent dealers do not hold any of our inventory.
Inventory cost is primarily determined using the last-in first-out method (“LIFO”). Inventories valued using LIFO consisted of approximately 96% of the total inventories for March 31, 2013 and 2012. Had we utilized the first-in first-out method (“FIFO”), stated inventory balances would have been $14.7 million and $14.5 million higher at March 31, 2013 and 2012, respectively. In fiscal 2013, the positive effect on income due to liquidation of a portion of the LIFO inventory was $0.1 million.